Long-Term Debt And Lines Of Credit	12 Months Ended
Dec. 31, 2011
Long-Term Debt And Lines Of Credit [Abstract]
Long-Term Debt And Lines Of Credit
3.      Long-Term Debt and Lines of Credit
As of December 31, 2011, we have long-term debt of $166.8 million (December 31, 2010 - $159.2 million).  This long-term debt is related in its entirety to our Convertible Notes that are due in full in 2014.

2011 REFINANCING
On March 1, 2011, we replaced our existing credit agreement with our Revolving Credit Facility ("2011 Credit Agreement").  Terms of the 2011 Credit Agreement consist of a five-year, $350 million revolving credit facility.  This 2011 Credit Agreement has a floating interest rate that is currently LIBOR plus 175 basis points (2.11% at December 31, 2011).  The 2011 Credit Agreement also includes a $150 million expansion feature.  Debt issuance costs written-off related to the previous existing credit agreement are not material.

CONVERTIBLE NOTES
In May 2007, we issued $200 million of Senior Convertible Notes due 2014 (the "Notes") at a price of $1,000 per Note, less an underwriting fee of $27.50 per Note.  We received approximately $194 million in net proceeds from the sale of the Notes after paying underwriting fees, legal and other expenses.  We pay interest on the Notes on May 15 and November 15 of each year, beginning on November 15, 2007. The Notes mature on May 15, 2014. The Notes are guaranteed on an unsecured senior basis by each of our subsidiaries that are a borrower or a guarantor under any senior credit facility, as defined in the Indenture.  The Notes were convertible, under certain circumstances, into our Capital Stock at an initial conversion rate of 12.3874 shares per $1,000 principal amount of Notes.  This conversion rate is equivalent to an initial conversion price of approximately $80.73 per share. Prior to March 1, 2014, holders may convert their Notes under certain circumstances. On and after March 1, 2014, the Notes will be convertible at any time prior to the close of business three days prior to the stated maturity date of the Notes. Upon conversion of a Note, if the conversion value is $1,000 or less, holders will receive cash equal to the lesser of $1,000 or the conversion value of the number of shares of our Capital Stock. If the conversion value exceeds $1,000, in addition to this, holders will receive shares of our Capital Stock for the excess amount.  The Indenture contains customary terms and covenants that upon certain events of default, including without limitation, failure to pay when due any principal amount, a fundamental change or certain cross defaults in other agreements or instruments, occurring and continuing; either the trustee or the holders of 25% in aggregate principal amount of the Notes may declare the principal of the Notes and any accrued and unpaid interest through the date of such declaration immediately due and payable. In the case of certain events of bankruptcy or insolvency relating to any significant subsidiary or to us, the principal amount of the Notes and accrued interest automatically becomes due and payable.

The conversion rate on the Notes is adjusted upon certain corporate events including a quarterly dividend payment in excess of $0.06 per share.  We have increased the dividend per share periodically since issuing the Notes.  This has the effect of changing the conversion rate to 12.5589 ($79.62 per share) at December 31, 2011.

Pursuant to the FASB's guidance on accounting for derivative instruments indexed to, and potentially settled in a company's own stock as well as the guidance on the meaning of "indexed to a company's own stock," the Notes are accounted for as convertible debt in the accompanying consolidated balance sheet and the embedded options within the Notes have not been accounted for as separate derivatives.  FASB's guidance requires all such convertible debentures to be separately accounted for as debt and equity pieces of the instrument.  At inception of the convertible instrument, cash flows related to the convertible instrument are to be discounted using a market rate of interest.

The following amounts are included in our consolidated balance sheet related to the Notes (in thousands):

	December 31,
	2011	2010
Principal amount of convertible debentures	$186,956	$186,956
Unamortized debt discount	(20,172)	(27,748)
Carrying amount of convertible debentures	$166,784	$159,208
Additional paid in capital (net of tax)	$31,310	$31,310

In conjunction with the Notes, we entered into a purchased call transaction and a warrant transaction (written call) with JPMorgan Chase, National Association and Citibank, N.A. (the "Counterparties").  The purchased call options cover approximately 2,477,000 shares of our Capital Stock, which under most circumstances represents the maximum number of shares of Capital Stock that underlie the Notes.  Concurrently with entering into the purchased call options, we entered into warrant transactions with each of the Counterparties. Pursuant to the warrant transactions, we sold to the Counterparties warrants to purchase in the aggregate approximately 2,477,000 shares of our Capital Stock. In most cases, the sold warrants may not be exercised prior to the maturity of the Notes.

The purchased call options and sold warrants are separate contracts with the Counterparties, are not part of the terms of the Notes and do not affect the rights of holders under the Notes. A holder of the Notes will not have any rights with respect to the purchased call options or the sold warrants.  The purchased call options are expected to reduce the potential dilution upon conversion of the Notes if the market value per share of the Capital Stock at the time of exercise is greater than the conversion price of the Notes at time of exercise. The sold warrants have an exercise price of $105.44 and are expected to result in some dilution should the price of our Capital Stock exceed this exercise price.

Our net cost for these transactions was approximately $27.3 million.  Pursuant to FASB's authoritative guidance, the purchased call option and the sold warrants are accounted for as equity transactions.  Therefore, our net cost was recorded as a decrease in stockholders' equity in the accompanying consolidated balance sheet.

The following amounts comprise interest expense included in our consolidated income statement (in thousands):

	December 31,
	2011	2010	2009
Cash interest expense	$5,175	$4,224	$4,350
Non-cash amortization of debt discount	7,576	7,081	6,617
Amortization of debt costs	1,137	654	632
Total interest expense	$13,888	$11,959	$11,599

The unamortized debt discount is amortized using the effective interest method over the remaining life of the Notes.  The effective rate on the Notes after adoption of the standard is 6.875%. The average interest rate for our long-term debt was 1.9% for the years ended December 31, 2011 and 2010.

Capitalized interest was not material for any of the periods shown.  Summarized below are the total amounts of interest paid during the years ended December 31 (in thousands):

2011	$4,754
2010	4,113
2009	4,667

DEBT COVENANTS
Collectively, the 2011 Credit Agreement and the Notes require us to meet certain restrictive non-financial and financial covenants. We are in compliance with all non-financial debt covenants as of December 31, 2011.  The restrictive financial covenants are defined in the 2011 Credit Agreement and include maximum leverage ratios, minimum fixed charge coverage and consolidated net worth ratios, limits on operating leases and minimum asset value limits.  We are in compliance with the financial debt covenants as of December 31, 2011, as follows:

Description	Requirement	Chemed

Leverage Ratio (Consolidated Indebtedness/Consolidated Adj.
EBITDA)	< 3.50 to 1.00	1.09 to 1.00

Fixed Charge Coverage Ratio (Consolidated Free Cash
Flow/Consolidated Fixed Charges)	> 1.50 to 1.00	2.47 to 1.00

Annual Operating Lease Commitment	< $30.0 million	$19.8 million

We have issued $29.5 million in standby letters of credit as of December 31, 2011, mainly for insurance purposes.  Issued letters of credit reduce our available credit under the revolving credit agreement.  As of December 31, 2011, we have approximately $320.5 million of unused lines of credit available and eligible to be drawn down under our revolving credit facility, excluding the expansion feature.